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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2006

                             TEXAS INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                    1-4887                  75-0832210
 (State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)

            1341 West Mockingbird Lane
                  Dallas, Texas                                   75247
     (Address of principal executive offices)                   (Zip Code)

       Registrant's Telephone Number, including area code: (972) 647-6700

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         At its regular meeting on April 19, 2006, the Board of Directors of Texas Industries, Inc. (the "Company") approved the following agreements and amendments to agreements based on the recommendation of the Compensation
Committee:

         1. Standard form of Non-Employee Directors Restricted Stock Agreement, which will be used for annual grants of restricted stock to non-employee directors as part of their previously disclosed compensation arrangements. The agreement provides for issuance of restricted shares of common stock pursuant to the Company's 2004 Omnibus Equity Compensation Plan. One third of the restricted shares will vest at the next annual stockholders' meeting after the date of grant, and another one-third at each of the next two annual stockholders' meetings so that 100% of the restricted stock is vested after the third annual stockholders' meeting after the date of grant. Upon termination of a director's service, any unvested restricted shares will be forfeited and transferred back to the Company. A copy of the standard form of agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         2. Standard form of 2005 Executive Financial Security Plan ("2005 Plan"), which replaces existing executive financial security plans ("Prior Plans") with respect to benefits vesting or accruing after December 31, 2004. The Prior Plans will continue to apply to benefits vested and accrued at December 31, 2004. The changes in the 2005 Plan are designed to (i) comply with the requirements of Section 409A of the Internal Revenue Code (the "Code"), (ii) allow vested participants to elect early retirement with actuarially reduced benefits at or after age 55 (the Prior Plans allowed early retirement with Company consent with no actuarial reduction in benefits), (iii) provide that upon certain terminations of employment within two years after a change of control of the Company, participants who are then under the age of 55 will have five years added to their service time for purposes of the calculation of benefits (the Prior Plans provide for payment of full benefits as if the participant had retired at age 65), (iv) clarify certain ambiguities in the Prior Plans, (v) set forth the obligations of the Company and the rights of participants in connection with a termination/liquidation of the 2005 Plan, and
(vi) coordinate benefits payable under the Prior Plans with benefits payable under the 2005 Plan so there is no duplication of benefits.

                  The financial security plans are offered to executive officers and certain senior managerial employees. Participation is voluntary. The plans require deferral of a portion of a participant's salary and provide retirement, death and disability benefits to participants. A participant becomes vested after five years of participation, upon death or disability, or in certain circumstances after a change in control of the company. Under the 2005 Plan, the normal retirement benefit available to a vested participant at age 65 is 45% of covered annual salary payable each year for the participant's life with a 15-year certain benefit, with a death benefit payable to the participant's beneficiaries equal to 25% of the participant's covered annual salary. Vested participants that are 55 or older may retire early with a pro rata reduction in benefits based on the reduced time of participation and, with respect to the retirement benefit, a further actuarial reduction due to commencement of benefits prior to reaching age 65. Upon the death of a participant while still employed by the Company, the participant's beneficiaries will receive 100% of the participant's covered annual salary for the first year and 50% of covered annual salary each year thereafter for the longer of nine years or until the participant would have attained age 65, or if the participant was eligible for early retirement at the date of death, the beneficiary may instead elect to receive early retirement benefits. If a participant is disabled for six continuous months, the participant's salary deferrals are waived but are deemed to have been made for all other purposes. In the event of termination of employment in certain circumstances following a change in control (as defined in the plans), a participant will be deemed to be fully vested, and a participant who has reached age 55 will receive benefits as if he had reached age 65 and retired, and a participant who has not reached age 55 will have five years added to his service time for purposes of calculating benefits that are payable at age 65.

                  A copy of the standard form of 2005 Plan is attached hereto as
Exhibit 10.2 and incorporated herein by reference. The Prior Plans of certain participants, including some named executive officers, provide for payment of normal retirement benefits of a total of 2.5 to 10 times covered annual salary, depending upon age at enrollment and the time when additional coverage is offered, based on the terms of such plan when the participant commenced participation. For such participants, the 2005 Plan will be modified to provide benefits on the same basis as provided in their Prior Plans.

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         3.       Standard form of Change in Control Severance Agreement, which will be offered to the Company's president and chief executive officer, the other named executive officers and certain other officers. The agreement provides that if within two years following a change in the control of the Company the employment of the officer is terminated by the Company for a reason other than cause or by the officer for good reason, the Company will (i) pay such officer two times such officer's annual base salary and incentive bonuses,
(ii) pay the excise tax, if any, due by the officer under section 4999 of the Code, and (iii) provide employee benefits for two years. Also, all then unvested stock options or stock appreciation rights granted to the officer by the Company will become immediately vested and exercisable. A copy of the standard form of Change in Control Severance Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

         4. Amendment No. 1 to Employment Agreement of the President and Chief Executive Officer, which deletes the change in control provisions (including provisions that permitted the officer to terminate his employment at his discretion within one year after a change in control and receive the full benefits provided in the agreement), and amends the provisions for deferral by the Company of the officer's compensation in certain circumstances to provide for mandatory deferral of incentive compensation that is not deductible by the Company pursuant to Section 162(m) of the Code and to comply with the requirements of Section 409A of the Code. A copy of Amendment No. 1 to Employment Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

         5. Standard forms of Amendment to Stock Option Agreement Under Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan, Amendment No. 1 to SAR Agreement for Non-Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan, and Amendment No. 1 to SAR Agreement for Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan, which amend or add a definition of change in control that conforms to the definition in all of the agreements disclosed above and provides that upon the occurrence of a change in control, all then outstanding un-vested stock options or stock appreciation rights held by the grantee will become immediately vested and exercisable. Such forms are attached hereto as Exhibits 10.5, 10.6 and 10.7and are incorporated herein by reference.

         The Board of Directors and Compensation Committee approved the agreements and amended agreements to, among other things, (i) comply with recent changes in the law, (ii) conform the definition of change in control among various plans and agreements in which it is defined, (iii) make the Company's benefit and employment plans more consistent with current standards, and (iv) help retain Company executives that are critical to the continued success of the Company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         10.1     Form of Non-Employee Directors Restricted Stock Agreement

         10.2     Form of 2005 Executive Financial Security Plan

         10.3     Form of Change in Control Severance Agreement

         10.4 Amendment No. 1 to Employment Agreement dated April 24, 2006 between Mel G. Brekhus and the Company

         10.5 Form of Amendment to Stock Option Agreement Under Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan

         10.6 Form of Amendment No. 1 to SAR Agreement for Non-Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan

         10.7 Form of Amendment No. 1 to SAR Agreement for Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2006                      TEXAS INDUSTRIES, INC.


                                          By: /s/ Frederick G. Anderson
                                              ----------------------------------
                                              Frederick G. Anderson
                                              Vice President and General Counsel

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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 10.1       Form of Non-Employee Directors Restricted Stock Agreement

 10.2       Form of 2005 Executive Financial Security Plan

 10.3       Form of Change in Control Severance Agreement

 10.4 Amendment No. 1 to Employment Agreement dated April 24, 2006 between Mel G. Brekhus and the Company

 10.5 Form of Amendment to Stock Option Agreement Under Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan

 10.6 Form of Amendment No. 1 to SAR Agreement for Non-Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan

 10.7 Form of Amendment No. 1 to SAR Agreement for Employee Directors Under Texas Industries, Inc. 2003 Stock Appreciation Rights Plan